SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 9, 1998



                    American Consolidated Growth Corporation
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             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-16447


        Delaware                                          52-1508578
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(State of incorporation)                    (I.R.S. Employer Identification No.)


                  621 17th Street, Suite 1730, Denver, CO 80202
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              (Address of principle executive offices and zip code)


                                 (303) 297-8686
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              (Registrant's telephone number, including area code)









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                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Item 1.    Changes in Control of Registrant.
                    See Item 5 below

Item 2.    Acquisition or Disposition of Assets.
                    Not Applicable

Item 3.    Bankruptcy or Receivership.
                    Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant.
                    Not Applicable

Item 5.    Other Events.
                    On March 9, the Company formally accepted the resignation of Norman L. Fisher from the Company's Board of Directors. Mr. Fisher's resignation was tendered on February 23, 1998, and finalized and accepted by the Company's Board of Directors on March 9, 1998.

                                   SIGNATURES



Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 9th day of March, 1998.


                                          By: /s/  Cory J. Coppage
                                             -----------------------------------
                                             Cory J. Coppage
                                             Secretary and Treasurer

Dated: March 9, 1998